SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                                  OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              COMMSCOPE, INC.

              (Name of Registrant as Specified in Its Charter)

                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                              COMMSCOPE, INC.



                                                             March 27, 2003

Dear Stockholder:

     You are cordially  invited to the Annual Meeting of Stockholders  (the
"Annual Meeting") of CommScope, Inc., a Delaware corporation (the "Company"), to be held on May 2, 2003 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     At the Annual Meeting we will review the Company's activities in 2002, as well as the outlook for 2003. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States. This year, if your shares of stock are held in a participating bank or brokerage account, you may be eligible to vote over the Internet, or by telephone, as an alternative to mailing the traditional proxy card. Please see "Voting Electronically via the Internet or Telephone" in the Proxy Statement for further details.

     You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted by Internet or telephone.

                                         Sincerely,

                                         /s/ Frank M. Drendel



                                         Frank M. Drendel
                                         Chairman of the Board and
                                         Chief Executive Officer

                              COMMSCOPE, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc. (the "Company") will be held on May 2, 2003, at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     The Annual Meeting will be conducted:

  1. To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

     Proposal One:  To elect two Class III  directors  for terms  ending at the 2006 Annual Meeting of Stockholders.

     Proposal Two:  To ratify the  appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 2003 fiscal year.

  2. To transact such other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on March 21, 2003 will be entitled to notice of and to vote at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       Sincerely,

                                       /s/ Frank B. Wyatt, II



                                       Frank B. Wyatt, II
March 27, 2003                         Secretary

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ELECTED TO RECEIVE THE 2003 PROXY STATEMENT AND 2002 ANNUAL REPORT ELECTRONICALLY OVER THE INTERNET YOU WILL NOT RECEIVE A PAPER PROXY AND YOU SHOULD VOTE ONLINE, UNLESS YOU CANCEL YOUR ENROLLMENT. IF YOUR SHARES ARE HELD IN A PARTICIPATING BANK OR BROKERAGE ACCOUNT AND YOU DID NOT ELECT TO RECEIVE MATERIALS THROUGH THE INTERNET, YOU MAY BE ELIGIBLE TO VOTE YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. PLEASE SEE "VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE" IN THE PROXY STATEMENT FOR FURTHER DETAILS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                              COMMSCOPE, INC.

                  1100 COMMSCOPE PLACE, S.E., P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602
                          _______________________

                              PROXY STATEMENT

     This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 2, 2003 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: Proposal One: To elect two Class III directors for terms ending at the 2006 Annual Meeting of Stockholders and Proposal Two: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 2003 fiscal year.

     The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

     The Board of Directors of the Company has fixed the close of business on March 21, 2003 (the "Annual Meeting Record Date") as the record date for determining the holders of outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 59,219,567 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed or sent electronically on or about March 27, 2003 to each stockholder entitled to vote at the Annual Meeting.

     On July 28, 1997, the Company became an independent public company when it was spun off (the "Spin-off") from its parent company, General Instrument Corporation (subsequently renamed General Semiconductor, Inc.).

                      VOTING AND REVOCATION OF PROXIES

VOTING

     Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

     The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, is required to approve Proposal Two.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of the holders of a majority of the shares entitled to vote on a proposal and present at the Annual Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter (other than the election of directors) and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s).

     In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the
Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE

     Stockholders whose shares are registered in the name of a bank or brokerage and who elected to receive the Company's 2002 Annual Report and this Proxy Statement over the Internet will be receiving an email on or about March 27, 2003 with information on how to access stockholder information and instructions for voting. If your shares are registered in the name of a participating bank or brokerage firm and you have not elected to receive the Company's 2002 Annual Report and this Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A number of banks and brokerage firms are participating in the ADP Shareholder Preference Database program. This program provides eligible stockholders who receive a paper copy of a company's annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

REVOCATION

     Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice of revocation to the Secretary of the Company or by executing a later-dated proxy. In addition, voting by telephone, Internet or mail will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                    PROPOSAL ONE: ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of six directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the 2004 Annual Meeting; two Class II Directors, whose terms expire at the 2005 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2003 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are presently serving as directors of the Company. Information concerning the nominees for director is set forth below.

NOMINEES FOR TERMS ENDING AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

     FRANK M. DRENDEL, age 58, is Chairman and Chief Executive Officer of the Company. He has been Chairman and Chief Executive Officer of the Company since the Spin-off. Mr. Drendel served as a director of GI Delaware, a subsidiary of General Instrument Corporation, and its predecessors from 1987 to 1992. He was a director of General Instrument Corporation from 1992 until the Spin-off and NextLevel Systems, Inc. (which was renamed General Instrument Corporation "GI") from the Spin-off until January 5, 2000. He has served as President and Chairman of CommScope, Inc. of North Carolina ("CommScope NC"), currently a subsidiary of the Company, from 1986 to 1997, and Chief Executive Officer of CommScope NC since 1976. Prior to that time, Mr. Drendel has held various positions with CommScope NC since 1971. He is a director of Nextel Communications, Inc., C-SPAN and the National Cable Television Association. Mr. Drendel was also recently inducted into the Cable Television Hall of Fame.

     DUNCAN M. ("LAUCH") FAIRCLOTH, age 75, is a private investor and former U.S. Senator. Mr. Faircloth has spent approximately 50 years, and continues to spend time in the private business sector building several businesses in agriculture, construction, real estate and automobile dealerships. He is also a long-time private investor. Mr. Faircloth was a United States Senator from 1993 through January 1999. He served on the Senate Appropriations Committee, the Banking, Housing and Urban Affairs Committee and the Small Business Committee. He was the chairman of two subcommittees - the Appropriations Subcommittee on the District of Columbia and the Banking Subcommittee on Financial Institutions and Regulatory Relief. Mr. Faircloth also served as Chairman of the North Carolina Highway Commission from 1969 to 1973 and Secretary of the North Carolina Department of Commerce from 1977 to 1983.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES WILL BE VOTED "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                         MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS OF THE COMPANY

     The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom has served since the Spin-off (other than Mr. Faircloth, who has served since February 11, 1999 and Ms. Travis, who has served since February 21, 2002).


NAME, AGE AND CURRENT                      TERM
PRINCIPAL OCCUPATION                     EXPIRES                      INFORMATION
-------------------------------------  -----------  ------------------------------------------------
Frank M. Drendel, 58                       2003     Frank M.  Drendel  has been  Chairman  and Chief
     Chairman and                                   Executive  Officer  of  the  Company  since  the
     Chief Executive Officer                        Spin-off.   He  served  as  a  director   of  GI
     of the Company                                 Delaware,  a  subsidiary  of General  Instrument
                                                    Corporation,  and its predecessors  from 1987 to
                                                    1992.  He was a director  of General  Instrument
                                                    Corporation  from 1992 until the Spin-off and GI
                                                    from the Spin-off  until January 5, 2000. He has
                                                    served as  President  and  Chairman of CommScope
                                                    NC, currently a subsidiary of the Company,  from
                                                    1986 to 1997,  and Chief  Executive  Officer  of
                                                    CommScope NC since 1976. Prior to that time, Mr.
                                                    Drendel   has  held   various   positions   with
                                                    CommScope  NC since  1971.  He is a director  of
                                                    Nextel  Communications,  Inc.,  C-SPAN  and  the
                                                    National   CableTelevision    Association.   Mr.
                                                    Drendel  was  also  recently  inducted  into the
                                                    Cable Television Hall of Fame.

Duncan M. ("Lauch") Faircloth, 75          2003     Duncan   M.   ("Lauch")   Faircloth   has  spent
     Private Investor,                              approximately  50 years,  and continues to spend
     Former U.S. Senator                            time, in the private  business  sector  building
                                                    several businesses in agriculture, construction,
                                                    real estate and  automobile  dealerships.  He is
                                                    also a long-time private investor. Mr. Faircloth
                                                    was a U.S.  Senator  from 1993  through  January
                                                    1999.  He  served on the  Senate  Appropriations
                                                    Committee,   the  Banking,   Housing  and  Urban
                                                    Affairs   Committee   and  the  Small   Business
                                                    Committee.   He   was   the   chairman   of  two
                                                    subcommittees - the Appropriations  Subcommittee
                                                    on the  District  of  Columbia  and the  Banking
                                                    Subcommittee  on  Financial   Institutions   and
                                                    Regulatory  Relief. Mr. Faircloth also served as
                                                    Chairman   of   the   North   Carolina   Highway
                                                    Commission  from 1969 to 1973 and  Secretary  of
                                                    the North  Carolina  Department of Commerce from
                                                    1977 to 1983.


NAME, AGE AND CURRENT                      TERM
PRINCIPAL OCCUPATION                     EXPIRES                      INFORMATION
-------------------------------------  -----------  ------------------------------------------------
Boyd L. George, 61                         2004     Boyd L.  George  is  Chairman  of the  Board and
     Chairman of the Board                          Chief  Executive   Officer  of  Alex  Lee,  Inc.
     and Chief Executive Officer                    (subsidiaries   of  Alex  Lee,   Inc.   include:
     of Alex Lee, Inc.                              Merchants  Distributors,  Inc., a wholesale food
                                                    distributor;  Institution  Food House,  Inc.,  a
                                                    foodservice distributor; and Lowe's Food Stores,
                                                    Inc., a retail  operation).  Mr. George has been
                                                    Chairman  and Chief  Executive  Officer  of Alex
                                                    Lee, Inc.  since the company was founded in 1992
                                                    and served as President  from 1992 to 1995.  Mr.
                                                    George  joined a subsidiary of Alex Lee, Inc. in
                                                    1969 and has served,  and continues to serve, in
                                                    various positions,  including Chairman and Chief
                                                    Executive Officer for such subsidiary as well as
                                                    for other subsidiaries.

George N. Hutton, Jr., 73                  2004     George N. Hutton,  Jr. is and has been a private
     Private  Investor                              investor for more than 15 years.

June E. Travis, 63                         2005     June E. Travis has been Executive Vice President
     Officer of a non-profit                        of the Binning Family  Foundation,  a non-profit
     organization and former                        organization  dedicated to helping youth develop
     cable television executive                     technology and leadership skills since 2000. Ms.
                                                    Travis has served as  Executive  Vice  President
                                                    and  Chief  Operating  Officer  of the  National
                                                    Cable Television Association (NCTA) from 1994 to
                                                    1999.  Prior to 1994,  Ms.  Travis served as the
                                                    President and Chief Operating  Officer of Rifkin
                                                    & Associates,  a Denver-based  cable  television
                                                    operator.  Ms.  Travis  chaired  the  industry's
                                                    political action committee,  Cable PAC from 1994
                                                    to 1999.  Ms. Travis has served as a director of
                                                    NCTA, C-SPAN, Cable in the Classroom,  and Women
                                                    in Cable (WIC). Additionally,  Ms. Travis serves
                                                    on a number of non-profit Boards.

James N. Whitson, 68                       2005     James N.  Whitson  has served and  continues  to
     Director of various                            serve as a director of Sammons Enterprises, Inc.
     organizations                                  ("SEI"),  a  privately-owned  company engaged in
                                                    life insurance, equipment sales and rentals, and
                                                    bottled water, since 1973, and as Executive Vice
                                                    President  and Chief  Operating  Officer  of SEI
                                                    from 1989 until 1998,  when he retired.  He is a
                                                    director/trustee   of  the  Seligman   Group  of
                                                    Investment Companies and a director of C-SPAN.

COMPENSATION OF DIRECTORS

     Employee directors do not receive additional compensation for serving on the Company's Board of Directors. Nonemployee directors receive an annual retainer of $30,000, and committee chairpersons receive an additional $5,000 retainer. The nonemployee directors' remuneration is paid quarterly unless payment is deferred. The Company has adopted a deferred compensation program by which directors may elect to defer the receipt of retainers that would otherwise be payable for services performed as a director of the Company. Directors are immediately and fully vested in any such deferred compensation and any income and gain attributable thereto under the program. Distributions are made either in the form of a single lump sum or annual installments over a period elected by the director up to ten years. In the event of a change in control of the Company, the deferred compensation will be distributed to the directors.

     In addition, each nonemployee director, upon initial election to the Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. In February 2002, such awards were made to one nonemployee director upon initial election to the Board of Directors. If a director remains in office, a similar option is granted every three years. In February 2002, the Company made one such grant to one nonemployee director to purchase 20,000 shares of Common Stock.

     The Amended and Restated CommScope 1997 Long-Term Incentive Plan (the "1997 LTIP") provides that nonemployee directors may be granted stock options under the 1997 LTIP in addition to the automatic grants described above. In February 2002, the Company made four such additional grants of stock options to nonemployee directors to purchase an aggregate of 20,000 shares of Common Stock. On March 5, 2003, the Company made two additional grants of stock options to nonemployee directors to purchase an aggregate of 10,000 shares of Common Stock.

COMMITTEES OF THE BOARD OF DIRECTORS - BOARD MEETINGS

     The Board of Directors of the Company held eight meetings in 2002. Each incumbent director attended (i) all meetings of the Board of Directors and (ii) all meetings of the Board Committees on which they served.

     The Company has Audit, Compensation, Nominating and Governance and Executive Committees of the Board of Directors. Members of the Audit, Compensation and Nominating and Governance Committees are not employees of the Company.

     AUDIT COMMITTEE. The Audit Committee's principal functions are to review the scope of the annual audit of the Company's consolidated financial statements by its independent auditors, review the annual consolidated financial statements of the Company and the related audit report as prepared by the independent auditors, pre-approve all audit and non-audit services of the independent auditors, recommend the selection and compensation of the independent auditors, review the qualifications, performance and independence of the independent auditors, review the adequacy and scope of the internal audit plan, and review any significant internal audit findings. The members of the Audit Committee are all of the nonemployee directors. All members of the Audit Committee are independent and financially literate. The Audit Committee held nine meetings in 2002.

     COMPENSATION COMMITTEE. The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends option grants or awards under these plans. In addition, the Compensation Committee makes recommendations to the Company's Board of Directors with respect to the compensation of the Chief Executive Officer and determines the compensation of the other senior executives. The Compensation Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are all of the nonemployee directors. The Compensation Committee held four meetings in 2002.

     NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee's principal functions are to review and make recommendations to the Board of Directors regarding nominees for directors, monitor and review the Company's corporate governance practices and compliance with corporate governance rules and regulations and to conduct reviews of Board effectiveness and performance. The members of the Nominating and Governance Committee are all of the nonemployee directors. The Nominating and Governance Committee did not meet in 2002 since it was formed in November 2002.

     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Messrs. Drendel, Chairman, Whitson and George. The Executive Committee held no meetings in 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2002, the Company leased an aircraft and hangar from companies owned by Frank M. Drendel, Chairman and Chief Executive Officer of the Company, for an aggregate amount of approximately $74,000. Mr. Drendel is a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communication services. In 2002, Nextel Communications, Inc. and its affiliates purchased products from the Company for an aggregate amount representing less than 1% of the Company's total sales.

     Boyd L. George, a director of the Company, is Chairman and Chief Executive Officer of Alex Lee, Inc., the parent of Lowe's Food Stores, Inc. In 2002, the Company purchased gift certificates for all of its North Carolina area employees (as an employee benefit) from Lowe's Food Stores, Inc. for an aggregate amount of approximately $63,000.

     In November 2001, Lucent Technologies Inc. ("Lucent") acquired 10.2 million shares of the Company's Common Stock, representing approximately 16.5% of the Company's then outstanding Common Stock, excluding the Common Stock acquired by Lucent, in connection with the Company's acquisition of an approximate 18.4% interest in OFS BrightWave, LLC ("OFS BrightWave"). The Company and The Furukawa Electric Co., Ltd. ("Furukawa") formed OFS BrightWave to operate certain fiber optic cable and transmission fiber assets acquired from Lucent. In October 2002, the Company and Furukawa purchased 10.2 million shares of the Company's Common Stock from Lucent for approximately $53 million ($5.20 per share). Of the total 10.2 million shares purchased from Lucent, Furukawa purchased 7.7 million shares for approximately $39.8 million and the Company purchased 2.5 million shares for approximately $13.2 million. In conjunction with this stock purchase, the Company also entered into agreements with Furukawa which outline various investment terms, including resale restrictions, registration rights, standstill provisions, as well as call and limited put rights related to the Company's Common Stock held by Furukawa. Additionally, the Company agreed with Furukawa to change from 2004 to 2006 the date when the Company could first exercise its contractual right to sell its investment in OFS BrightWave to Furukawa for a cash payment equal to its original investment in and advances to OFS BrightWave. The Company also agreed that if it does sell such interest back to Furukawa in 2006, Furukawa would at that time have the right to sell its shares of the Company's Common Stock back to the Company for $45.8 million.

     In 2002, the Company recognized interest income from OFS BrightWave in the amount of approximately $935,000 on a $30,000,000 revolving note, which was fully drawn as of December 31, 2002. The Company purchased cable products from OFS BrightWave in 2002 for an aggregate amount representing less than 1% of the Company's consolidated operating costs and expenses. In addition, in 2002, the Company purchased optical fiber products from OFS Fitel LLC (a wholly-owned indirect subsidiary of Furukawa) for an aggregate amount representing less than 5% of the Company's consolidated operating costs and expenses.

     The Company believes that the terms of each of the transactions described above were no less favorable to the Company than the terms which could be obtained from unrelated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") and The New York Stock Exchange reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5 and to provide the Company with copies of such reports. The Company undertakes to make such filings on Forms 3, 4 and 5 on behalf of its directors and officers. Based solely on a review of the reports filed by the Company on behalf of its directors and officers, the reports provided to the Company and on written representations of certain reporting persons that no Form 5 report was required to be filed by them, the Company believes that, during the year ended December 31, 2002, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements with the exception of the following filings: as a result of an administrative error, each of Randall W. Crenshaw, Frank M. Drendel, Brian D. Garrett, William R. Gooden, Edward A. Hally, Jearld L. Leonhardt, Christopher A. Story, Gene W. Swithenbank and Frank B. Wyatt, II failed to file on a timely basis one Form 4 to report a grant of stock options on December 19, 2002; all such reports were filed on January 16, 2003.

EXECUTIVE OFFICER COMPENSATION

     SUMMARY OF COMPENSATION. The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company.



                         SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                            ANNUAL COMPENSATION(a)                 AWARDS
                                    -------------------------------------    -----------------
                                                                                 SECURITIES
                                                                                 UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    BASE SALARY       BONUS          OPTIONS (#)(b)       COMPENSATION
----------------------------------  --------  -----------   -------------    -----------------    -----------------

Frank M. Drendel.................     2002    $  555,022    $    --               427,000           $  85,199 (c)
   Chairman and Chief Executive       2001       550,957         --                  --                85,107
   Officer                            2000       525,475       322,158            120,000              15,707

Brian D. Garrett.................     2002    $  333,008    $    --               205,000           $  49,530 (c)
   President and Chief Operating      2001       330,567         --                  --                51,848
   Officer                            2000       315,265       178,415             57,900              15,666

Jearld L. Leonhardt..............     2002    $  275,418    $    --               136,000           $  40,233 (c)
   Executive Vice President and       2001       271,565         --                  --                42,952
   Chief Financial Officer            2000       248,892       140,853             38,700              15,229

Gene W. Swithenbank..............     2002    $  236,911    $    --                87,000           $  35,329 (c)
   Executive Vice President,          2001       231,977         --                  --                36,894
   Global Broadband Products          2000       221,251       125,210             31,400              15,196
   Group, Sales and Marketing

Christopher A. Story.............     2002    $  222,935    $    --                98,000           $  30,727 (c)
   Executive Vice President,          2001       216,800         --                  --                34,602
   Global Broadband Products          2000       186,412        91,340             41,400              15,132
   Group, Operations

---------

(a) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(b) Reflects the number of shares of Common Stock underlying options granted.

(c) Amounts for 2002 reflect (i) the matching contribution under the CommScope, Inc. of North Carolina Employees Retirement Savings Plan (the "Employees Retirement Savings Plan") in the amount of $3,769,
     $4,000,  $3,836,  $3,817  and  $3,586  for 2002 on behalf  of  Messrs.
     Drendel, Garrett, Leonhardt, Swithenbank and Story, respectively, (ii) the profit sharing allocation of $9,505 to the account of each of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Story under the Employees Retirement Savings Plan for 2002, (iii) payment by the Company in 2002 of the cash portion of the profit sharing allocations to their respective Employees Retirement Savings Plan accounts of $3,600 on behalf of each of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Story, (iv) payment by the Company in 2002 of premiums of $733, $440, $364, $310 and $290 for term life insurance on behalf of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Story, respectively, (v) the annual credit under the CommScope, Inc. Supplemental Executive Retirement Plan (the "Restated Plan") in the amount of $63,253, $29,951, $21,313, $15,537 and $13,440 for 2002 to
     the regular accounts thereunder of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Story, respectively and (vi) the above-market portion of the annual interest credit under the Restated Plan in the amount of $4,339, $2,034, $1,615, $2,560 and $306 for 2002 to the accounts thereunder of Messrs. Drendel, Garrett, Leonhardt, Swithenbank and Story, respectively. The Restated Plan provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's special and regular accounts and earnings at a rate of 7% per year (or other rate that may be established by the plan administrator) credited to undistributed amounts in those accounts.


STOCK OPTIONS

     GRANT OF OPTIONS. The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 2002 to the executives listed in the Summary Compensation Table. Because the Company did not make any option grants to the executives during the year-ended December 31, 2001, the Company granted these executives two sets of options in 2002.


                     OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    GRANT DATE
                                                      INDIVIDUAL GRANTS                                VALUE
                          ----------------------------------------------------------------------   -------------
                              NUMBER OF        PERCENT OF TOTAL
                              SECURITIES        OPTIONS GRANTED                                     GRANT DATE
                          UNDERLYING OPTIONS    TO EMPLOYEES IN     EXERCISE                          PRESENT
NAME                         GRANTED (#)          FISCAL YEAR     PRICE ($/SH)   EXPIRATION DATE    VALUE ($)(3)
-----------------------   ------------------   ----------------   ------------   ---------------   -------------
Frank M. Drendel             155,000 (1)             4.2             $16.20          2/21/2012       $1,295,800
                             272,000 (2)             7.3             $ 7.93         12/19/2012       $1,112,480

Brian D. Garrett              75,000 (1)             2.0             $16.20          2/21/2012       $  627,000
                             130,000 (2)             3.5             $ 7.93         12/19/2012       $  531,700

Jearld L. Leonhardt           50,000 (1)             1.3             $16.20          2/21/2012       $  418,000
                              86,000 (2)             2.3             $ 7.93         12/19/2012       $  351,740

Gene W. Swithenbank           32,000 (1)             0.9             $16.20          2/21/2012       $  267,520
                              55,000 (2)             1.5             $ 7.93         12/19/2012       $  224,950

Christopher A. Story          32,000 (1)             0.9             $16.20          2/21/2012       $  267,520
                              66,000 (2)             1.8             $ 7.93         12/19/2012       $  269,940

---------

(1) These options become exercisable with respect to one-third of the shares covered thereby on February 21, 2003, February 21, 2004 and February 21, 2005. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.

(2) These options become exercisable with respect to one-third of the shares covered thereby on December 19, 2003, December 19, 2004 and December 19, 2005. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.

(3) The assumptions used to develop the grant date present value under the Black-Scholes option pricing model were as follows:

     (a) Expected option term:           4.0 years
     (b) Expected volatility:           66.0%
     (c) Expected dividend yield:        0.0%
     (d) Risk-free interest rate:        2.5%



     AGGREGATED OPTION EXERCISES AND YEAR-END VALUE. The following table sets forth as of and for the year ended December 31, 2002, for each of the executives listed in the Summary Compensation Table (i) the aggregated shares acquired upon exercise of stock options during the year; (ii) the value realized upon exercise of those options; (iii) the total number of unexercised options for Common Stock (exercisable and unexercisable) held at fiscal year-end; and (iv) the value of such options which were in-the-money at fiscal year-end (based on the difference between the closing price of Common Stock on the last day of the year and the exercise price of the option on such date).


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

                                                                                              VALUE OF UNEXERCISED
                                                               NUMBER OF SECURITIES            IN-THE-MONEY STOCK
                                                           UNDERLYING UNEXERCISED STOCK        OPTIONS AT FISCAL
                                                          OPTIONS AT FISCAL YEAR-END (#)        YEAR-END ($)(a)
                                                          ------------------------------   -------------------------
                              SHARES
                            ACQUIRED ON       VALUE
          NAME              EXERCISE(#)    REALIZED($)     EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------      -----------    -----------     -----------   -------------    -----------   -------------
Frank M. Drendel......          --           $  --           687,536        467,000         $  --           $  --
Brian D. Garrett......          --           $  --           246,491        224,300         $  --           $  --
Jearld L. Leonhardt...          --           $  --           268,292        148,900         $  --           $  --
Gene W. Swithenbank...          --           $  --           135,885        119,709         $  --           $  --
Christopher A. Story..          --           $  --            89,631        134,343         $  --           $  --

---------

(a) Based on the difference between the closing price of $7.90 per share at December 31, 2002, as reported on the NYSE Composite Tape and the exercise prices of the in-the-money, unexercised options on such date.


EMPLOYMENT AGREEMENTS

     In November 1988, Frank M. Drendel entered into an employment agreement (the "Agreement") with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.

SEVERANCE PROTECTION AND SEPARATION AGREEMENTS

     The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements continue in effect for a period of two years from January 1 of a given year and are automatically extended for one year on January 1 of each year unless notification is given to either the Company or the executive, except that the term may not expire prior to 24 months following a Change in Control (as defined in the agreement).

     The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months of a Change in Control of the Company if such termination is (i) by the Company for any reason other than for cause or disability or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the target annual bonus payable to the executive under the Company's annual incentive plan for the fiscal year immediately preceding the fiscal year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a pro rata bonus (calculated up to the executive's termination date). The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers

(in each case, a "Continuation Period"). If, at the end of the Continuation Period, the executive is not employed by another employer (including self-employment), the executive will receive for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive's base amount and the executive's bonus amount. The executive will also receive limited reimbursement for outplacement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any other plan, agreement or arrangement of the Company or any of its affiliates. If the executive's employment is terminated without cause (i) within six months prior to a Change in Control or (ii) at any time prior to the date of a Change in Control but (A) at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise in connection with, or in anticipation of, a threatened Change in Control which actually occurs, such termination shall be deemed to have occurred after the Change in Control.

     If the executive's employment is terminated by the Company for cause or disability, by reason of the executive's death or by the executive other than for Good Reason, the Company shall pay to the executive his accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive's death, the executive will receive a pro rata bonus in addition to accrued compensation.

     The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.

OTHER CHANGE IN CONTROL ARRANGEMENTS

     Following is a brief  description of the change in control  provisions
included  in  each  of  the  Company's  employee   compensation  plans  and
arrangements.

     ANNUAL INCENTIVE PLAN. The CommScope, Inc. Annual Incentive Plan (the "Annual Incentive Plan") is the Company's annual cash bonus incentive plan for the Chief Executive Officer and certain other key employees. In the event of a change in control of the Company (as defined in the Annual Incentive Plan), within 60 days thereafter, the Company will pay to each participant in the Annual Incentive Plan immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) a pro rata portion of his or her bonus award assuming that all performance percentages are 100%.

     DEFERRED COMPENSATION PLAN. The CommScope, Inc. of North Carolina Deferred Compensation Plan (the "Deferred Compensation Plan") allows a select group of management or highly compensated employees to defer a percentage of compensation or a specified dollar amount each year up to 50% of base salary and 100% of any bonuses earned under the Company's annual management incentive plan for that year. Amounts deferred are payable in a lump sum or in annual installments pursuant to the terms of an irrevocable election made by the participant or earlier upon the occurrence of certain events, including specified terminations of the participant's employment.

     Upon a change in control of the Company (as defined in the Deferred Compensation Plan), the Deferred Compensation Plan will terminate and each participant will be paid his or her entire deferred compensation account balance in a single lump sum.

     1997 LTIP. The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares and phantom stock to employees and officers of the Company and its subsidiaries and the granting of stock and stock options to the Company's nonemployee directors. The Compensation Committee selects those individuals to whom options and awards will be granted, and determines the type, size and other terms and conditions of such options and awards, including the vesting provisions and/or restrictions relating to such awards. Pursuant to the terms of the 1997 LTIP and subject to an optionee's rights under his or her option or award agreement, in the event of a change in control of the Company (as defined in the 1997 LTIP), all stock options granted pursuant to the 1997 LTIP will become immediately and fully exercisable.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The CommScope, Inc. Supplemental Executive Retirement Plan is an unfunded nonqualified plan maintained for the benefit of a select group of management and/or highly compensated employees of the Company and its subsidiaries that, in general, provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's accounts and earnings credited thereon. Pursuant to the terms of that plan, in the event of a Change in Control (as defined therein), each participant who is employed by the Company immediately prior to that change in control will be eligible to receive the full value of his or her account balance in a single lump sum following his or her termination other than for cause occurring within 2 years after the date of such change in control.

                      COMPENSATION COMMITTEE REPORT ON
                     COMPENSATION OF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, determines the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company's overall compensation policies, administers and grants awards under the 1997 LTIP and administers the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

     In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership,
(ii) base salary and (iii) annual bonus.

STOCK OWNERSHIP

     The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a broad and deep stock option program.

     Ordinarily the Company has awarded options annually under the 1997 LTIP in December of a given year. However, in December 2001, the Company did not award any options under the 1997 LTIP because the Company was considering changing the timing of option grants from an annual basis to a different basis and evaluating the impact of a recent acquisition on its stock option plans. On February 21, 2002, the Company awarded options under the 1997 LTIP to purchase an aggregate of approximately 189,000 shares of Common Stock to the executive officers named in the Summary Compensation Table (other than the Chief Executive Officer whose grants are described below). Such option awards were consistent with those that would have been made in December of 2001. The exercise price of each of these options as of the date of grant was the closing market price per share of Common Stock on the date of grant.

     In addition, on December 19, 2002, the Company granted options under the 1997 LTIP to purchase an aggregate of approximately 337,000 shares of Common Stock to the executive officers named in the Summary Compensation Table (other than the Chief Executive Officer whose grants are described below). In doing so, the Company returned to its historical practice of making annual option grants in December. The exercise price of each of these options was the closing market price per share of Common Stock on the date of grant.

     Management recommends to the Compensation Committee those executive officers and other significant employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company. To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and normally are not exercisable until one year after the date of grant.

BASE SALARY

     The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

     During 2002, only Messrs. Switherbank and Story, two executive officers named in the Summary Compensation Table, received base salary increases. These increases were based upon each officer's individual services rendered, level and scope of responsibility and experience. Also taken into account was the relationship of the compensation of such officers to the compensation of officers occupying comparable positions in other organizations.

ANNUAL INCENTIVE BONUS

     The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company. In addition, awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer's achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership. Under the Annual Incentive Plan, in 2002 management recommended, and the Compensation Committee established, for each executive officer a bonus target percentage of that officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. The target award percentage for executive officers named in the Summary Compensation Table (other than the Chief Executive Officer) for 2002 ranged from 50% to 60%. The target award percentage for the Chief Executive Officer was 75%. Because the Company's performance target for 2002 basic earnings per share was not achieved, in 2002 no target awards were paid with respect to performance in 2002 (see "Summary Compensation Table - Bonus").

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Effective January 1, 2001, the Company amended and restated the terms and conditions of the CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan to change the plan from a defined benefit type plan to a defined contribution plan. The amendment and restatement does not apply with respect to participants who were retired as of December 31, 2000. The amended and restated plan is named the CommScope, Inc. Supplemental Executive Retirement Plan and provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's special and regular accounts and earnings at a rate of 7% per year (or other rate that may be established by the plan administrator).

CHIEF EXECUTIVE OFFICER COMPENSATION

     Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since July 1997. In 2002, the Compensation Committee recommended and the Board of Directors of the Company approved of Mr. Drendel's annual salary rate being kept at $555,000 (no increase), effective March 1, 2002, and his target bonus percentage under the Annual Incentive Plan remained at 75%. Mr. Drendel's salary and target bonus percentage was determined based on factors such as the Company's overall performance, Mr. Drendel's individual performance, and the compensation of similarly situated executives at comparable corporations.

     The Compensation Committee recommended and on February 21, 2002, Mr. Drendel was granted an option to purchase 155,000 shares of Common Stock with a per share exercise price of $16.20, the closing market price of the Common Stock on the date of the grant. In addition, on December 19, 2002, the Company granted Mr. Drendel an option to purchase 272,000 shares of Common Stock with a per share exercise price of $7.93, the closing market price of the Common Stock on the date of grant. In each case, the options vest over a period of 3 years at a rate of 33 1/3% per year. The options would become immediately and fully exercisable in the event of a Change in Control of the Company.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

     The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter qualify as "performance-based compensation" and be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer qualify as "performance-based" compensation and, if so qualified, be deductible. No executive officer's compensation in 2002 was non-deductible by reason of the application of Section 162(m) and it is not expected that any executive officer's compensation will be non-deductible in 2003 by reason of the application of Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

GEORGE N. HUTTON, JR., CHAIRMAN
DUNCAN M. FAIRCLOTH
BOYD L. GEORGE
JAMES N. WHITSON
JUNE E. TRAVIS

                       REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors, is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee consists of five directors, all of whom are independent within the meaning of The New York Stock Exchange rules, and operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate.

     This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and the Company's independent public accountants; (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

     The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte & Touche LLP, as discussed above and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

     Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

JAMES N. WHITSON, CHAIRMAN
DUNCAN M. FAIRCLOTH
BOYD L. GEORGE
GEORGE N. HUTTON, JR.
JUNE E. TRAVIS

                             PERFORMANCE GRAPH

     The following graph compares cumulative total return on $100 invested on July 28, 1997, the first day the Common Stock began trading after the Spin-off, in each of the Common Stock, the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's MidCap 400 Telecommunications Equipment Index ("Telecommunications Equip-Mid") (formerly the Standard & Poor's MidCap 400 Communications Equipment Index). The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below does not include "when-issued" trading prior to the Spin-off and is not necessarily indicative of future price performance.

                                  [graph]



                                                                  INDEXED RETURNS
                                             ----------------------------------------------------------
                                                                   YEARS ENDING
                               BASE PERIOD   ----------------------------------------------------------
COMPANY / INDEX                   DEC97        DEC98       DEC99        DEC00       DEC01       DEC02
----------------------------  ------------   ---------  ----------   ----------  ----------   ---------
CommScope, Inc.                    100        123.39      295.87       121.56      156.11        57.98
S&P 500 Index                      100        128.58      155.63       141.46      124.65        97.10
S&P 400 Telecommunications         100         80.88      387.22       165.11      273.94       164.50
Equipment


                    BENEFICIAL OWNERSHIP OF COMMON STOCK

     The table below sets forth information as to the beneficial ownership of Common Stock as of March 21, 2003 (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock. In the table below, unless otherwise noted, the address of the person is in care of the Company.


                                                SHARES OF COMMON           % OF SHARES OUTSTANDING
                     NAME                  STOCK BENEFICIALLY OWNED(1)       BENEFICIALLY OWNED
----------------------------------------   ---------------------------     -----------------------
Furukawa (2)                                        7,656,900                      12.9%
Barclays Bank Plc(3)                                4,475,810                       7.6%
Frank M. Drendel (4)(14)                            1,174,433                       2.0%
Duncan M. Faircloth (5)                                27,666                         *
Brian D. Garrett (6)(14)                              353,753                         *
Boyd L. George (7)                                     44,999                         *
George N. Hutton, Jr. (8)                              36,332                         *
Jearld L. Leonhardt (9)(14)                           320,335                         *
Christopher A. Story (10)(14)                         105,394                         *
Gene W. Swithenbank (11)(14)                          178,639                         *
June E. Travis (12)                                     7,666                         *
James N. Whitson (13)                                  35,999                         *
All current directors and executive
  officers of the Company as a group
  (14 persons)(15)                                  2,679,723                       4.5%

---------

* The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 21, 2003. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 21, 2003 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the 1997 LTIP.

(2) Based on the Schedule 13G, dated October 21, 2002, filed with the Commission, Furukawa has sole voting power and sole dispositive power with respect to all shares shown above. The business address of Furukawa, as reported on its Schedule 13G is The Furukawa Electric Co., Ltd., 6-1, Marunouchi 2-Chome, Chiyoda-Ku, Tokyo, Japan, 100-8322.

(3) Based on the Schedule 13G, dated February 10, 2003, filed with the Commission, Barclays Bank Plc and other affiliated entities shares voting power and dispositive power with respect to all shares shown above and holds such shares in trust accounts for the economic benefit of the beneficiaries of those accounts. The business address of Barclays Bank Plc, as reported on its Schedule 13G, is 54 Lombard Street, London, England EC3P 3AH.

(4) Includes 739,202 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003. Also includes 100 shares held by the spouse of Frank M. Drendel.

(5) Includes 26,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.

(6) Includes 271,491 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.




                                     19


(7) Includes 34,999 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003. Also includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.

(8) Includes 34,999 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.

(9) Includes 284,958 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.

(10) Includes 101,135 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.

(11) Includes 168,793 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.

(12) Includes 6,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.

(13) Includes 34,999 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003.

(14) Includes the number of shares of Common Stock which were held by the trustee of the Employees Retirement Savings Plan and were allocated to the individual's respective account under the Employees Retirement Savings Plan as of February 28, 2003 as follows: Frank M. Drendel, 1,281 shares; Brian D. Garrett, 1,243 shares; Jearld L. Leonhardt, 1,928 shares; Christopher A. Story, 1,259 shares; and Gene W. Swithenbank, 5,080 shares.

(15) Includes 2,072,143 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 21, 2003. Includes an aggregate of 21,398 shares of Common Stock which were held by the trustees of the Employees Retirement Savings Plan and were allocated to the current officers' respective accounts under the Employees Retirement Savings Plan as of February 28, 2003.


            PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 2003 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company's independent auditor since July 1997. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

     Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Board of Directors in determining whether to continue with the services of Deloitte & Touche LLP.


                            INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees and expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective worldwide affiliates ("Deloitte") for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2002 and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that year amounted to $317,525.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees and expenses billed by Deloitte for professional information technology services rendered to the Company relating to financial information systems design and implementation for the year ended December 31, 2002 amounted to $5,000.

ALL OTHER FEES

     The aggregate fees and expenses billed by Deloitte for professional services rendered to the Company relating to services other than those described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2002 amounted to $345,645. This amount includes $263,599 of tax-related fees and $82,046 of audit-related fees.

     The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte, as discussed above, is compatible with maintaining their independence.

STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2004 ANNUAL MEETING

     Stockholders who intend to present proposals at the 2004 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, and such notice must be received no later than November 30, 2003. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 2004 Annual Meeting of Stockholders.

     In addition, under the Company's By-laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at the Annual Meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder's notice must contain the specific information required by the Company's By-laws. A copy of the Company's By-laws, which describes the advance notice procedures, can be obtained from the Secretary of the Company.

                          SOLICITATION OF PROXIES

     Proxies will be solicited electronically, by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a fee of $5,500 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

                               OTHER MATTERS

     The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, Attention: Investor Relations.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Frank B. Wyatt, II



                                          Frank B. Wyatt, II
                                          Secretary
Dated:  March 27, 2003
Hickory, North Carolina

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2003

The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his/her attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 2, 2003 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 27, 2003. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE.



           (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                     SEE REVERSE
                                                         SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One and Two.

PROPOSAL ONE:    To elect two Class III directors  for terms  ending at the
2006 Annual Meeting of Stockholders.

FOR all nominees listed below / /           WITHHOLD AUTHORITY / /
(except as marked to the contrary)                to vote for all nominees
                                                  listed below

Nominees:         Frank M. Drendel and Duncan M. ("Lauch") Faircloth

INSTRUCTION:   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL  NOMINEE,  STRIKE A
               LINE THROUGH THE NOMINEE'S NAME.


PROPOSAL TWO:  To ratify the  appointment  by the Board of Directors of the
               Company of Deloitte & Touche LLP as independent auditor for the Company for the 2003 fiscal year.


         FOR  / /         AGAINST  / /          ABSTAIN  / /


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):                               Date:
             -----------------------------       -------------------------
Signature(s):                               Date:
             -----------------------------       -------------------------

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2003


The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the "Trustee") of the CommScope, Inc. of North
Carolina Employees Retirement Savings Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 2, 2003 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 27, 2003.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                     SEE REVERSE
                                                         SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One and Two.

   PROPOSAL ONE:To elect two Class III directors for terms ending at the 2006 Annual Meeting of Stockholders.


FOR all nominees listed below / /           WITHHOLD AUTHORITY / /
(except as marked to the contrary)               to vote for all nominees
                                                 listed below

Nominees:    Frank M. Drendel and Duncan M. ("Lauch") Faircloth

INSTRUCTION:   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL  NOMINEE,  STRIKE A
               LINE THROUGH THE NOMINEE'S NAME.


PROPOSAL TWO:  To ratify the  appointment  by the Board of Directors of the
               Company of Deloitte & Touche LLP as independent auditor for the Company for the 2003 fiscal year.


         FOR  / /         AGAINST  / /          ABSTAIN  / /


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):                               Date:
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Signature(s):                               Date:
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